                                                                 EXHIBIT d(2)(g)

                              AMENDMENT NO. 6
                                     TO
                         FOREIGN COUNTRY SELECTION
            AND MANDATORY SECURITIES DEPOSITORY RESPONSIBILITIES
                            DELEGATION AGREEMENT


         This Amendment No. 6, dated as of March 18, 1999, amends the Foreign Country Selection and Mandatory Securities Depository Responsibilities Delegation Agreement, dated September 9, 1998, between A I M Advisors, Inc., a Delaware corporation and each registered investment company (the "Investment Companies") and its respective portfolios (the "Funds") listed on the signature page thereof (as amended and supplemented, the "Agreement").

         NOW, THEREFORE, the parties agree as follows;

         The list of Investment Companies and Funds covered by the Agreement is hereby amended to include the following portfolios of AIM Equity Funds, Inc.:

                  AIM Dent Demographic Trends Fund
                  AIM Growth and Income Fund


         The list of Investment Companies and Funds covered by the Agreement is hereby amended to delete the following portfolio of AIM Investment Funds:

                  AIM Emerging Markets Fund


         The list of Investment Companies and Funds covered by the Agreement is hereby amended to delete the following portfolios of AIM Growth Series:

                  AIM International Growth Fund
                  AIM Worldwide Growth Fund

         In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

         IN WITNESS WHEREOF, the parties have caused this Amendment No. 6 to be executed by their respective officers on the date first written above.


                                                A I M ADVISORS, INC.



Attest: /s/P. MICHELLE GRACE                   By: /s/ CAROL F. RELIHAN
       -------------------------                   -------------------------
       Assistant Secretary                         Senior Vice President


AIM ADVISOR FUNDS, INC.                         AIM INTERNATIONAL FUNDS, INC.
AIM Advisor Flex Fund                           AIM Asian Growth Fund
AIM Advisor International Value Fund            AIM European Development Fund
AIM Advisor Large Cap Value Fund                AIM International Equity Fund
AIM Advisor MultiFlex Fund                      AIM Global Aggressive Growth Fund
AIM Advisor Real Estate Fund                    AIM Global Growth Fund
                                                AIM Global Income Fund

AIM EQUITY FUNDS, INC.
AIM Aggressive Growth Fund                      AIM VARIABLE INSURANCE FUNDS, INC.
AIM Blue Chip Fund                              AIM V.I. Aggressive Growth Fund
AIM Capital Development Fund                    AIM V.I. Balanced Fund
AIM Charter Fund                                AIM V.I. Capital Appreciation Fund
AIM Constellation Fund                          AIM V.I. Capital Development Fund
AIM Dent Demographic Trends Fund                AIM V.I. Diversified Income Fund
AIM Growth and Income Fund                      AIM V.I. Global Growth and Income Fund
AIM Large Cap Growth Fund                       AIM V.I. Global Utilities Fund
AIM Weingarten Fund                             AIM V.I. Government Securities Fund
                                                AIM V.I. Growth Fund
AIM FUNDS GROUP                                 AIM V.I. Growth & Income Fund
AIM Balanced Fund                               AIM V.I. High Yield Fund
AIM Global Utilities Fund                       AIM V.I. International Equity Fund
AIM High Yield Fund                             AIM V.I. Money Market Fund
AIM Income Fund                                 AIM V.I. Telecommunications Fund
AIM Money Market Fund                           AIM V.I. Value Fund
AIM Select Growth Fund
AIM Value Fund
                                                EMERGING MARKETS DEBT PORTFOLIO
AIM INVESTMENT SECURITIES FUNDS
AIM High Yield Fund II
                                                GROWTH PORTFOLIO
AIM SPECIAL OPPORTUNITIES FUNDS                 Small Cap Portfolio
AIM Small Cap Opportunities Fund                Value Portfolio
AIM Mid Cap Opportunities Fund

AIM SUMMIT FUND, INC.


GLOBAL INVESTMENT PORTFOLIO                     AIM GROWTH SERIES
Global Consumer Products and Services           AIM New Pacific Growth Fund
  Portfolio                                     AIM Europe Growth Fund
Global Financial Services Portfolio             AIM Japan Growth Fund
Global Infrastructure Portfolio                 AIM Mid Cap Equity Fund
Global Natural Resources Portfolio              AIM Small Cap Growth Fund
                                                AIM Basic Value Fund
GT GLOBAL FLOATING RATE FUND, INC.
(doing business as AIM Floating Rate Fund)      GT GLOBAL VARIABLE INVESTMENT TRUST
                                                GT Global Variable Latin American Fund
AIM SERIES TRUST                                GT Global Variable Telecommunications Fund
AIM Global Trends Fund                          GT Global Variable Growth & Income Fund
                                                GT Global Variable Strategic Income Fund
FLOATING RATE PORTFOLIO                         GT Global Variable Emerging Markets Fund
                                                GT Global Variable Government Income Fund
AIM EASTERN EUROPE FUND                         GT Global Variable U.S. Government Income Fund
                                                GT Global Variable Infrastructure Fund
AIM INVESTMENT FUNDS                            GT Global Variable Natural Resources Fund
AIM Global Government Income Fund
AIM Strategic Income Fund                       GT GLOBAL VARIABLE INVESTMENT SERIES
AIM Emerging Markets Debt Fund                  GT Global Variable New Pacific Fund
AIM Global Growth & Income Fund                 GT Global Variable Europe Fund
AIM Developing Markets Fund                     GT Global Variable America Fund
AIM Latin American Growth Fund                  GT Global Variable International Fund
AIM Global Financial Services Fund              GT Global Variable Money Market Fund
AIM Global Health Care Fund
AIM Global Telecommunications Fund
AIM Global Consumer Products and
  Services Fund
AIM Global Infrastructure Fund
AIM Global Resources Fund

Attest: /s/ OFELIA M. MAYO                      By: /s/ ROBERT H. GRAHAM
        -----------------------                     --------------------------
        Assistant Secretary                         President